1 WSFS Financial Corporation 2Q 2022 Investor Update August 2022 Exhibit 99.1

2 Forward Looking Statements & Non-GAAP Forward Looking Statements: This presentation contains estimates, predictions, opinions, projections and other "forward-looking statements" as that phrase is defined in the Private Securities Litigation Reform Act of 1995. Such statements include, without limitation, references to the Company's predictions or expectations of future business or financial performance as well as its goals and objectives for future operations, financial and business trends, business prospects, and management's outlook or expectations for earnings, revenues, expenses, capital levels, liquidity levels, asset quality or other future financial or business performance, strategies or expectations. The words “believe,” “expect,” “anticipate,” “plan,” “estimate,” “target,” “project” and similar expressions, among others, generally identify forward-looking statements. Such forward-looking statements are based on various assumptions (some of which may be beyond the Company's control) and are subject to significant risks and uncertainties (which change over time) and other factors, including ability to successfully integrate and fully realize the cost savings and other benefits of our recent acquisition of Bryn Mawr Bank Corporation (“BMT”) and the uncertain effects of the COVID-19 pandemic and actions taken in response thereto on our business, results of operations, capital and liquidity, which could cause actual results to differ materially from those currently anticipated. Such risks and uncertainties are discussed in detail in the Company's Form 10-K for the year ended December 31, 2021, Form 10-Q for the quarter ended March 31, 2022, Form 10-Q for the quarter ended June 30, 2022, and other documents filed by the Company with the Securities and Exchange Commission from time to time. We caution readers not to place undue reliance on any such forward-looking statements, which speak only as of the date on which they are made, and the Company disclaims any duty to revise or update any forward-looking statement, whether written or oral, that may be made from time to time by or on behalf of the Company for any reason, except as specifically required by law. As used in this presentation, the terms "WSFS", "the Company", "registrant", "we", "us", and "our" mean WSFS Financial Corporation and its subsidiaries, on a consolidated basis, unless the context indicates otherwise. Non-GAAP Financial Measures: This presentation contains financial measures determined by methods other than in accordance with accounting principles generally accepted in the United States (“GAAP”). These non-GAAP measures include core earnings per share (“EPS”), core EPS excluding initial BMT ACL provision, core net income, core return on equity (“ROE”), core efficiency ratio, pre-provision net revenue (“PPNR”), core PPNR, PPNR to average assets ratio, core PPNR to average assets ratio, core return on assets (“ROA”), core ROA excluding initial BMT ACL provision, core net interest income, core net interest margin (“NIM”), return on tangible common equity (“ROTCE”), tangible book value (“TBV”) per share, TBV Dilution, core ROTCE, core fee revenue and core fee revenue as a percentage of total core net revenue. The Company’s management believes that these non-GAAP measures provide a greater understanding of ongoing operations, enhance comparability of results of operations with prior periods and show the effects of significant gains and charges in the periods presented. The Company’s management believes that investors may use these non-GAAP measures to analyze the Company’s financial performance without the impact of unusual items or events that may obscure trends in the Company’s underlying performance. This non-GAAP data should be considered in addition to results prepared in accordance with GAAP, and is not a substitute for, or superior to, GAAP results. For a reconciliation of these non-GAAP measures to their comparable GAAP measures, see the Appendix. Trade names, trademarks and service marks of other companies appearing in this presentation are the property of their respective holders.

3 Table of Contents Franchise and Markets Page 4 Selected Financial and Performance Metrics Page 18

4 Franchise and Markets

The WSFS Franchise – Diversified Business Model[1]

WSFS Financial Corporation

Locally-positioned Banking and Wealth Franchise, with several Nationwide Businesses

Regional

- **Consumer**
  - 94 branches serving Pennsylvania, Delaware, and New Jersey with over 600 branded ATMs
  - Focused strategic partnerships like Upstart, which has over 85% regional concentration for outstanding balances
- **Commercial & Small Business**
  - Over $9 billion in Commercial loan exposure within our footprint
  - Over $700 million in Small Business loan exposure within our footprint
- **Mortgage**
  - Nearly $1 billion in loans originated in 2021 with a focus on the Mid-Atlantic footprint
- **Private Banking**
  - Offers integrated Wealth solutions to high-net-worth Customers, with over 80% of balances in our Consumer footprint

Serving 250,000+ households inside our regional footprint[2]

National

- **Wealth and Trust**
  - Serving all 50 states with over half of revenues coming outside of PA/DE/NJ through our established national centers of influence and reputation for service
- **Cash Connect®**
  - Serving all 50 states by leveraging strategic channel partnerships with national Smart Safe deployers and independent ATM Sales Organization
- **NewLane Finance**
  - Serving all 50 states by onboarding and expanding relationships with a diverse group of vendors and brokers
- **Strategic Partnerships**
  - SpringEQ and LendKey are online-focused partners that source nationally to allow for a focus on specific deals

Over 40% of Core Fee Revenue is earned outside of the regional footprint

[1] As of 6/30/2022
[2] Excluding Wealth and Trust households

5

The WSFS Franchise – Strategic Opportunity

WSFS Financial Corporation

Largest locally headquartered bank in the Delaware and greater Philadelphia region

- $20.6 billion in assets
- $60.3 billion in combined AUA[1] and AUM[1], including $7.6 billion in net AUM
- 121 offices, including 94 banking offices
- One of the largest ATM networks in our market with 600+ WSFS branded-ATMs

Strengthening our unique position between larger out-of-market banks and smaller community banks, in the 5th **largest depository MSA in the country**

Philadelphia-Wilmington-Camden MSA Deposits

	2021 Rank[2]	Net Deposits ($mm)	Market Share %
1	Wells Fargo Bank	$37,368	15.6%
2	TD Bank	$31,979	13.4%
3	PNC Bank	$28,909	12.1%
4	Bank of America	$24,977	10.4%
5	Citizens Bank	$20,244	8.5%
6	M&T Bank	$16,171	6.8%
7	**WSFS Pro Forma**	**$15,177**	**6.3%**
8	Santander Bank	$11,793	4.9%
9	Truist Bank	$5,438	2.3%
10	Univest Bank and Trust	$4,796	2.0%
	80 Remaining Institutions	*$42,525*	*17.8%*


WSFS Market Share
2.6%
6.3%
2018
2021 Pro Forma


Pennsylvania
Philadelphia
Wilmington
New Jersey
Maryland
NY
CT
New York
NJ
PA
Philadelphia
Baltimore
Washington, D.C.
MD
DE
VA

Note: As of June 30th, 2022, unless otherwise stated; Pro Forma includes the net deposits of WSFS and BMT

[1] AUA represents Assets Under Administration and AUM represents Assets Under Management; net AUM excludes certain flat-fee assets

[2] Sources: FDIC and S&P Global Market Intelligence. Market Share data excludes brokered deposits as defined by FDIC, credit unions, and non-traditional banks (e.g. credit card companies); as of June 30, 2021. Philadelphia-Camden-Wilmington MSA (includes Cecil County, MD). Also excludes TD Bank's 2035 Limestone Rd Wilmington, DE location;

6

7 1 This is a non-GAAP financial measure and should be considered along with results prepared in accordance with GAAP, and not as a substitute for GAAP results. See Appendix for reconciliation to GAAP financial information Note: GAAP ROA is the following: 2019 – 1.30%, 2020 – 0.87%, and 2021 – 1.82% The WSFS Franchise – Growth & Performance M ill io ns

8 $3.4 $3.7 $6.5 $7.6 $8.4$1.4 $1.5 $2.2 $2.8 $4.0 0.37% 0.65% 0.82% 0.47% 0.16% 0.27% 0.47% 0.62% 0.35% 0.11% 0.0% 0.1% 0.2% 0.3% 0.4% 0.5% 0.6% 0.7% 0.8% 0.9% $0 $2 $4 $6 $8 $10 $12 $14 2017 2018 2019 2020 2021 Bi lli on s Interest-bearing Noninterest-bearing Interest-bearing cost Total deposit cost Historical Trends – Deposit and Fee Revenue 1 Interest-bearing deposits include demand, money market, savings, and customer time deposits 2 This is a non-GAAP financial measure and should be considered along with results prepared in accordance with GAAP, and not as a substitute for GAAP results. See Appendix for reconciliation to GAAP financial information. 3 %s represent core fee (noninterest) revenue / total net revenue (tax-equivalent) Note: GAAP Fee Revenue is the following: 2019 – $188.1M, 2020 - $162.5M, and 2021 - $185.5M; GAAP Fee Revenue/Total Net Revenue is the following: 2019 – 30%, 2020 – 30%, and 2021 – 30% $36 $41 $44 $50 $63 $37 $40 $55 $48 $49 $43 $51 $51 $41 $43 $6 $6 $11 $30 $23 $0 $20 $40 $60 $80 $100 $120 $140 $160 $180 2017 2018 2019 2020 2021 Wealth & Trust Banking Cash Connect Mortgage 27%3 27%3 36%3 35%3 29%3 Total Core Fee Revenue2 ($mm)Customer Deposit Costs 1 1

9 34 38 42 6 6 6 16 14 19 18 18 16 7 7 7 - 20 40 60 80 100 2Q 2020 2Q 2021 2Q 2022 Relationship Managers3 Business Banking Middle Market CRE Small Business SBA Lending Disciplined Credit and Underwriting Philosophy • Conservative lending and concentration limits • CRE1: 300% limit; 259% actual • Construction2: 100% limit; 62% actual • Concentration limits by industry, CRE, project and individual borrower • House Limit: $100 million at 6/30/2022 (No relationships exceed limit) • 10 relationships >$50 million Business Banking Middle Market Comm. Real Estate Small Business SBA Lending Revenues: $3 million - $20 million+ Revenues: $20 million-$150 million Revenues: N/A Revenues: $250,000 - $5 million+ Profit: Up to $5 million Loan Exposure: $1 million – $15 million+ Loan Exposure: $5 million – $30 million+ Loan Exposure: $3 million – $30 million+ Loan Exposure: up to $1.5 million Loan Exposure: up to $5 million Average Relationship Exposure: $2.8 million Average Relationship Exposure: $7.3 million Average Relationship Exposure: $6.6 million Average Loan Exposure: $0.2 million Average Loan Exposure: $0.2 million 42 Relationship Managers 6 Relationship Managers 19 Relationship Managers 16 Relationship Managers 7 Relationship Managers Local, relationship-focused lending including cash management, wealth management, and private banking services 1 Defined as the sum of CRE and Construction (excluding owner occupied) exposures divided by the sum of Tier 1 Capital and ACL; as of 6/30/22 2 Defined as Construction (excluding owner occupied) exposure divided by the sum of Tier 1 Capital and ACL; as of 6/30/22 3 As of 6/30 each year Commercial Banking

10 Branch & ATM Network Digitally Active Banking Lending Mortgage Locations across Delaware, southeastern Pennsylvania and southern New Jersey Over 151K digitally active Customers, which includes active online banking and mobile users Providing Customers with a wide range of options to make banking simple, intuitive and seamless Meeting Customers’ borrowing needs through in-house originations and strategic partnerships Offering a full range of mortgage products with national capabilities, world-class service and local-decision making Operates universal banking model to maximize staffing efficiencies while providing a superior Customer experience Highly rated mobile banking application that provides a range of functionality including WSFS SnapShot Deposit, Zelle®, and WSFS Mobile Cash Deposit Products: • Noninterest DDA • Interest DDA • Savings • Money Market • Time Deposits Consumer Loan Products: • Installment • HELOC • Personal Lines • Credit Cards • Student Loans Significant contributor to fee revenue through our originate and sell mortgage model 1 As of 6/30/2022 2 Completed by the Gallup Organization; as of December 31, 2021 3 Excludes Brokered Deposits; as of June 30th of each year Relationship-focused community banking model with 94 banking offices & 617 ATMs1 Consumer Banking Customer engagement survey places WSFS at the 71st percentile2 63% of WSFS Customers surveyed rated us a “5” out of 5, saying “WSFS is the perfect bank for people like me”2 Customer Engagement Average Customer Deposits Per Branch ($mm)3 $120 $142 $183 $- $50 $100 $150 $200 2Q 2020 2Q 2021 2Q 2022

11 Timeline 2013 – Current 2015 – 2017 2016 – Current 2017 – 2021 2020 – Current 2021 - Current Business Summary Digital lending platform that specializes in student loans and student loan refinancing Mobile multi- currency account for people who live, work, or travel across borders Digital mortgage solution specializing in home equity, refinancing, cash out, and home purchase loans Online personal finance company with a full suite of products High-tech and premium everyday card spending experience Digital AI lending platform specializing in personal loans Financial Interest Consumer Loans Equity Position and Deposits Equity Position and Consumer Loans Equity Position and Deposits Equity Position, Deposits, and Credit Cards Consumer Loans Strategic Rationale • Generates student loans for Consumer portfolio • Knowledge of technology-based platforms and processes • Cross-sell opportunities within our footprint • Knowledge of Fintech space • Generated low-cost deposits and fee income Successful Sale • Generates home equity loans for Consumer portfolio • Knowledge of technology-based lenders • Knowledge of Fintech space • Generated low-cost deposits and fee income • Supported their checking account Successful IPO • Generates low-cost deposits and fee income • Knowledge of Millennial Customer segment for cross- sell opportunities • Knowledge of Fintech space • Digitize our unsecured personal loan product • Acquire new in- footprint customers • Cross-sell opportunities within our footprint Partnering with industry leaders for product diversification, knowledge, and technology best-practices The WSFS Franchise – Strategic Partnerships

12 Advisory $7.6B AUM $37.2B AUA • Serving all 50 states and internationally; Approx. 50% of Revenue outside of local markets. • Well diversified fee sources that provides relatively stable revenue throughout economic and market cycles • Approximately 15,000 Advisory relationships and 1,100 Institutional clients • Annual revenue of $160+ million with pre-tax margins in the mid 40’s • Strong capabilities in structured finance, default/bankruptcy, leveraged loan and debt issuance markets • Provide owner and indenture trustee, paying agent, custody/escrow, administrative and collateral agent services • 4th ranked ABS Trustee per 2021 Asset-Backed Alert ranking • 24% Revenue CAGR over the last five years • Partner with Fintechs, including Intain and Portford, to provide paying agent and verification agent services 2Q 2022 Core Fee Revenue ($mm)5 $18.6 $19.0 $20.7 $24.2 $34.6 $60.3 $0 $10 $20 $30 $40 $50 $60 $70 2017 2018 2019 2020 2021 1H22 AUM AUA AUA and AUM ($B)2 1 Banks and thrifts with greater than $7.5M of revenue generated from fiduciary activities year to date ($15M annualized) and between $5B to $100B in assets; Financial data as of June 30, 2022 ; Source: S&P 2 AUA represents Assets Under Administration and AUM represents Assets Under Management; AUM includes certain flat-fee assets Advisory, Trustee and Private Banking • Comprehensive suite of services: Advisory, Planning, Trustee, Private Banking and Family Office supporting the needs of individuals and families from mass affluent to ultra-high net worth • Over 80 Financial Advisors and Private Bankers with an average tenure of 10 years with the organization; 22 Advisors/Bankers added in last 3 years • Immediate and long-term organic opportunities: 11.2% of families in footprint earnings $200,000 annually, anticipated 60% increase in total U.S. household assets by 20303,4 Wealth and Trust Private Banking $0.3B Loans $0.7B Deposits WSFS Institutional Services $15.5B AUA $1.5B Deposits A Full Service and Scaled National Wealth Franchise; 6th largest amongst full-service banks under $100B in Assets1 WSFS Institutional Services Transaction-based $7.2 Account-based $12.1 AUM-based $11.9 Private Banking $0.3 3 Source: Deloitte Center for Financial Services 4 U.S. Census Bureau (2016-2020). Household Income in the Past 12 Months (In 2020 Inflation-adjusted Dollars) American Community Survey 5-year estimates 5 Core fee revenue breakout excludes BMTIA, which was sold during 2Q 2022 Franchise Highlights

13 • Oldest and second largest vault cash provider in the ATM industry - approximately $2.0 billion in vault cash supplied or supported at 6/30/2022 • Over 34,000 non-bank ATMs & retail safes in all 50 states1 • ~9,500 devices utilizing armored car management and/or cash forecasting1 • Support over 70 ATM ISOs and ~1,300 deposit safe customers with over 6,800 safes1 • Supports over 6001 branded ATMs for WSFS Bank; one of the largest networks in our footprint • $11.6 million in net revenue (fee revenue less funding costs) and $2.3 million in pre-tax income in 2Q 2022 • 2Q 2022 ROA of 1.26% • 5-year CAGR2 for net revenue of 6.4% • 5-year CAGR2 for dollars managed of 13.8% 1 As of 6/30/2022 2 Year ending 6/30 3 As of June 30th of each year ATM Vault Cash “Bailment” Smart Safes Armored Carrier Management Cash Forecasting & Reconcilement Services Loss Protection Fees WSFS Branded ATMs Leading National Provider of Cash Logistics and Services Cash Connect® An innovation center for the company, both expanding core ATM offerings and additional payment, processing and software-related activities (i.e., launched WSFS Mobile Cash) Dollars Managed ($mm)3 $1,409 $1,778 $1,978 $0 $400 $800 $1,200 $1,600 $2,000 2Q 2020 2Q 2021 2Q 2022

14 NewLane Finance Background: • Co-founded in 2017 by industry veterans, each with over 20 years of experience1 Market Size: • Micro & Small Ticket Equipment Leasing is a $100 billion segment with over 100 thousand equipment dealers and 31 million small businesses nationwide Product Offering: • Lease/Loan to finance business critical equipment • Deal size ranges from $3K - $500K; average deal size approximately $29K • Yields range 4%-29% with terms 12-84 months • Stable credit default risk and minimal residual exposure Vendor Relationship Model Small and Mid-Size Business Market Focus Advanced Technology Platform Superior Customer Experience Simple, Fast and Convenient Offer Attractive Risk Adjusted Margins Micro & Small Ticket Commercial Equipment Financing Value Proposition: • Provide a better lending experience through advanced technologies, customer-centric approach and transparent business lending practices • Deliver simple, fast, & competitive financing solutions 1 Co-founders built Marlin Business Services from a start-up to a publicly-traded company (Nasdaq: MRLN) 2 NewLane lease balances exclude acquired portfolios $54 $91 $139 $- $20 $40 $60 $80 $100 $120 $140 $160 1H 2020 1H 2021 1H 2022 1H Leasing Originations ($mm) $111 $232 $389 $0 $50 $100 $150 $200 $250 $300 $350 $400 $450 2Q 2020 2Q 2021 2Q 2022 NewLane Lease Balances($mm)2

15 1 Based on 90-day average; Customer must login at least once through mobile or online channel to be considered digitally active 2 Contact Center NPS scoring began in 4Q 2020 Channel Strategy and Digital Adoption $120 $142 $183 40 60 80 100 120 140 160 180 200 2Q 2020 2Q 2021 2Q 2022 Deposits Per Branch ($mm) 124 131 151 0 20 40 60 80 100 120 140 160 2Q 2020 2Q 2021 2Q 2022 Digitally Active (000s)1 69.1 79.6 76.6 61.7 54.7 0 10 20 30 40 50 60 70 80 90 2Q 2020 2Q 2021 2Q 2022 NPS Scores Branch Contact Center Banking Productivity Digital Activity Customer Experience Optimizing our retail footprint and investing in our digital capabilities to provide best-in-class Customer service • Consolidated 34 branches as part of our planned Bryn Mawr Trust integration with 6 more scheduled for 2022/early 2023 • Over $190mm deposits per branch expected when fully completed • Continued growth in digitally active Customers across our mobile and online channels • Includes post-conversion digitally engaged Bryn Mawr Trust Customers • First full quarter post-conversion for Bryn Mawr Trust Customers • Our NPS scores remain strong and are in the top quartile for the industry 2

Delivery Transformation Journey

WSFS Financial Corporation

Pre-2020

- First-of-its-kind multi-currency account with Zenbanx
- Cloud-based Contact Center
- nCino© platform
- Oracle cloud-based ERP and PBCS ledger system
- Launched the MyWSFS application
- Rolled out Customer-centric website design

2020

- nCino© application enhancements
- Enlighten Sales platform
- Medallia©, a real-time Customer feedback platform
- DocuSign© implemented company-wide
- Marketing technology platform, Customer Link, to provide real-time data integration

2021

- Salesforce© for Middle Markets, SBA, Mortgage and Private Banking
- Online account opening for consumer deposits
- Personalized content capabilities with Customer Link platform
- Verafin©, a Fraud and Anti-Money Laundering platform
- Mulesoft©, a middleware solution
- Process enhancements and completed the Robotic Process Automations (RPAs) assessment

2022 and Future

- 360-degree view of the Customer and Referral platform within Salesforce©
- Online account opening in Small Business deposits, Consumer Loans and Credit Card
- RPAs across the bank; identifying efficiencies and cost savings
- Enterprise-wide data strategy delivering actionable business insights
- Evaluation of real-time payments

16

17 “President’s Award for Business Excellence and Best Community Involvement”; DE Small Business Chamber “Soaring 76’s Fastest Growing Companies”; Philadelphia Business Journal “Best of Biz” for Business Banking; South Jersey Magazine 2022 Annual World's Best Banks honoree; Forbes #1 “Top Bank” in Delaware nine years in a row; The News Journal “1st Ranked Bank in Delaware”; Forbes “Best Board and Technology Strategy”; Bank Director 1 Per Bloomberg; closing price as of June 30, 2022 Recognitions and Total Shareholder Returns “Top Workplace” fifteen years in a row and #2 in 2021; The News Journal “Top Workplace” seven years in a row; Inquirer.com 24th Ranked Bank in America for 2022; Forbes 2022 Gallup Exceptional Workplace Award; Gallup Organization Engaged Associates, living our culture, enriching the communities we serve Total Shareholder Returns1 “4th Ranked Bank Overall”; Bank Director -50% 0% 50% 100% 150% 200% 250% 1 Year 3 Year 5 Year 7 Year 10 Year 1 Year 3 Year 5 Year 7 Year 10 Year WSFS -13.0% 0.8% -6.6% 57.1% 227.2% KBW Regional Bank -8.0% 17.1% 15.5% 47.5% 150.9% S&P 500 -10.6% 35.2% 70.7% 109.3% 237.7% NASDAQ Bank -9.4% 17.7% 20.4% 63.3% 181.3% KBW Bank -17.2% 12.9% 21.5% 57.0% 181.3%

18 Selected Financial and Performance Metrics

19 Time 6% Non-interest DDA 38% Money Market & Savings 36% Interest DDA 20% Core Deposits decreased $246 million in 2Q 2022, primarily due to lower Corporate Trust deposits and balance sheet strategy to sweep deposits Balance Sheet Composition at June 30, 2022 C&I 39% CRE 29% Construction 8% Commerical Leasing 5% Residential Mortgage 7% Consumer 13%ACL (1%) Investments 27% Cash Connect 3% Other Non- Earning Assets 15% Net Loans 55% • Commercial loans comprise 81% of the gross loan portfolio • $17.7 million outstanding in credit cards Equity 11% Customer Deposits 84% Investments are composed of high quality, marketable investment grade securities with low credit risk and more than 95% in Agency MBS and Agency Notes $20.6B Assets $11.4B Net Loans1 Asset Composition 36% YOY Asset Growth Funding Composition $17.2B Deposits2 66% Loan-to-Deposit 36% YOY Deposit Growth Other Borrowings 2% Other Liabilities 3% 1 Includes held-for-sale loans 2 Excludes brokered deposits

20 1 WSFS IRR model estimates: Static Balance Sheet / Instantaneous Rate Shocks 2 Includes PPP loans • High % of variable/adjustable rate to total loan portfolio: 56% • Approximately half of variable rate loans tied to 30- day LIBOR • High % core deposits: 94%; high % non-interest bearing and low-interest DDA: 58% • Solid brand and position / strong and diversified low-cost funding across all lines of business • Assumes long-term historical deposit beta of approximately 50% Interest Rate Risk1 at June 30, 2022 WSJ Prime @ 4.75% Balance Sheet Drivers12-Month IRR2 BPs change NII Impact (%) NII Impact ($) -100 (8.6%) ($59.0 million) -50 (4.2%) ($28.9 million) -25 (2.1%) ($14.5 million) Static Base +25 2.1% $14.5 million +50 4.3% $29.1 million +100 8.5% $58.2 million

21 0.0% 0.2% 0.4% 0.6% 0.8% 1.0% 1.2% 2Q 17 3Q 17 4Q 17 1Q 18 2Q 18 3Q 18 4Q 18 1Q 19 2Q 19 3Q 19 4Q 19 1Q 20 2Q 20 3Q 20 4Q 20 1Q 21 2Q 21 3Q 21 4Q 21 1Q 22 2Q 22 Delinquencies Govt. Guaranteed Student Loans 0.52% 0.0% 0.2% 0.4% 0.6% 0.8% 1.0% 1.2% 2Q 17 3Q 17 4Q 17 1Q 18 2Q 18 3Q 18 4Q 18 1Q 19 2Q 19 3Q 19 4Q 19 1Q 20 2Q 20 3Q 20 4Q 20 1Q 21 2Q 21 3Q 21 4Q 21 1Q 22 2Q 22 0.0% 0.2% 0.4% 0.6% 2Q 17 3Q 17 4Q 17 1Q 18 2Q 18 3Q 18 4Q 18 1Q 19 2Q 19 3Q 19 4Q 19 1Q 20 2Q 20 3Q 20 4Q 20 1Q 21 2Q 21 3Q 21 4Q 21 1Q 22 2Q 22 10% 20% 30% 40% 50% 60% 2Q 17 3Q 17 4Q 17 1Q 18 2Q 18 3Q 18 4Q 18 1Q 19 2Q 19 3Q 19 4Q 19 1Q 20 2Q 20 3Q 20 4Q 20 1Q 21 2Q 21 3Q 21 4Q 21 1Q 22 2Q 22 Classified Loans Criticized Loans Delinquencies2 / Gross Loans Net Charge-Offs3 1 Excludes the impact of PPP loans since March 2020 2 Includes non-accruing loans 3 Ratio of quarterly net charge-offs to average gross loans Criticized & Classified Loans / Tier-1 + ACL NPAs / Total Assets 0.16% 0.09% Credit Metrics1 26.24% 16.65%

22 9.66% 9.73% 10.82% 11.72% 9.74% 10.11% 10.27% 10.44% 9.98% 10.02% 4.5% 6.5% 8.5% 10.5% 12.5% 4,000 6,000 8,000 10,000 12,000 14,000 16,000 18,000 20,000 22,000 Dec 2016 Dec 2017 Dec 2018 Dec 2019 Dec 2020 Jun 2021 Sep 2021 Dec 2021 Mar 2022 Jun 2022 Average Assets (QTD) Tier 1 Leverage Ratio 11.93% 12.08% 13.37% 14.01% 13.76% 15.41% 15.50% 15.91% 14.89% 14.57% 9.5% 10.5% 11.5% 12.5% 13.5% 14.5% 15.5% 16.5% 400 900 1,400 1,900 2,400 Dec 2016 Dec 2017 Dec 2018 Dec 2019 Dec 2020 Jun 2021 Sep 2021 Dec 2021 Mar 2022 Jun 2022 Total Capital Total Risk Based Capital Ratio 11.19% 11.36% 12.69% 13.52% 12.50% 14.21% 14.59% 15.11% 13.93% 13.60% 5.0% 7.0% 9.0% 11.0% 13.0% 15.0% 17.0% 350 850 1,350 1,850 2,350 Dec 2016 Dec 2017 Dec 2018 Dec 2019 Dec 2020 Jun 2021 Sep 2021 Dec 2021 Mar 2022 Jun 2022 Tier 1 Capital Tier 1 Capital Ratio Capital Management - Bank Tier 1 Leverage Ratio Common Equity Tier 1 Capital Tier 1 Capital Total Risk-Based Capital M ill io ns M ill io ns M ill io ns M ill io ns 11.19% 11.36% 12.69% 13.52% 12.50% 14.21% 14.59% 15.11% 13.93% 13.60% 4% 6% 8% 10% 12% 14% 16% 350 550 750 950 1,150 1,350 1,550 1,750 1,950 2,150 Dec 2016 Dec 2017 Dec 2018 Dec 2019 Dec 2020 Jun 2021 Sep 2021 Dec 2021 Mar 2022 Jun 2022 Common Equity Tier 1 Capital Common Equity Tier 1 Capital Ratio M ill io ns

23 Note: 2015 adjusted to reflect 3 for 1 stock split in May 2015 1 As discussed in our most recent proxy statement filed March 28, 2022 2 As of June 30, 2022 (dollars in 000s) 2017 2018 2019 2020 2021 1H 2022 Total Capital Returned $21,157 $44,451 $113,795 $179,451 $36,263 $112,824 Total Shares Repurchased 255,000 691,742 2,132,390 3,950,855 267,309 2,124,587 $0.30 $0.42 $0.47 $0.48 $0.52 $- $0.10 $0.20 $0.30 $0.40 $0.50 $0.60 $- $20,000 $40,000 $60,000 $80,000 $100,000 $120,000 $140,000 $160,000 $180,000 $200,000 2017 2018 2019 2020 2021 1H 2022 An nu al D iv id en ds P ai d pe r S ha re Ca pi ta l R et ur ne d ($ in 0 00 s) Dividends Routine buybacks Incremental buybacks Annual Dividend Per Share Capital Management / Ownership Alignment • Executive management incentive compensation and equity awards aligned with shareholder performance • Insider ownership1 is approximately 1.7% Board of Directors and Executive Management ownership guidelines in place and followed • The Board of Directors approved a new 10% share repurchase authorization Approximately 14% of common shares outstanding are available for repurchase under the Board authorizations approved in 2Q 2020 and 2Q 20222 • The Board of Directors approved a quarterly cash dividend of $0.15 per share of common stock which will be paid in August 2022

24 WSFS Mission, Vision, Strategy and Values

25 Non-GAAP Financial Information Appendix:

26 Non-GAAP Information This presentation contains financial measures determined by methods other than in accordance with accounting principles generally accepted in the United States (GAAP). This presentation may include the following non-GAAP measures: • Adjusted net income (non-GAAP) attributable to WSFS is a non-GAAP measure that adjusts net income determined in accordance with GAAP to exclude the impact of securities gains, realized/unrealized gains (losses) on equity investments, net, corporate development and restructuring expenses, and Contribution to WSFS CARES Foundation; • Core noninterest income, also called core fee revenue, is a non-GAAP measure that adjusts noninterest income as determined in accordance with GAAP to exclude the impact of securities gains and realized/unrealized gains on equity investments, net; • Core fee revenue percentage is a non-GAAP measure that divides (i) core fee revenue by (ii) core net revenue (tax-equivalent); • Core net interest income is a non-GAAP measure that adjusts net interest income to exclude the impact of FHLB special dividend; • Core earnings per share (EPS) is a non-GAAP measure that divides (i) adjusted net income (non-GAAP) attributable to WSFS by (ii) weighted average shares of common stock outstanding for the applicable period; • Core net revenue is a non-GAAP measure that adds (i) core net interest income and (ii) core fee revenue; • Core noninterest expense is a non-GAAP measure that adjusts noninterest expense as determined in accordance with GAAP to exclude corporate development and restructuring expenses, and contribution to WSFS CARES Foundation; • Core efficiency ratio is a non-GAAP measure that divides (i) core noninterest expense by (ii) the sum of core interest income and core fee revenue; • Core return on average assets (ROA) is a non-GAAP measure that divides (i) adjusted net income (non-GAAP) attributable to WSFS by (ii) average assets for the applicable period; • Tangible common equity is a non-GAAP measure and is defined as total average stockholders’ equity less goodwill, other intangible assets; • Tangible book value per share of common stock is a non-GAAP measure and is defined as Tangible common equity divided by shares of WSFS common stock outstanding; • Return on average tangible common equity (ROTCE) is a non-GAAP measure and is defined as net income allocable to common stockholders divided by tangible common equity; • Pre-provision net revenue (PPNR) is a non-GAAP measure that adjusts net income determined in accordance with GAAP to exclude the impacts of (i) income tax provision and (ii) provision for (recovery of) for credit losses; • Core PPNR is a non-GAAP measure that excludes the impact of securities gains, realized/unrealized gains on equity investments, net, corporate development and restructuring expenses, and Contribution to WSFS CARES Foundation; • PPNR percentage is a non-GAAP measure that divides (i) PPNR (annualized) by (ii) average assets for the applicable period; • Core PPNR percentage is a non-GAAP measure that divides (i) core PPNR (annualized) by (ii) average assets for the applicable period; and • Core return on average equity (ROE) is a non-GAAP measure that divides (i) adjusted net income (non-GAAP) attributable to WSFS by (ii) average stockholders’ equity for the applicable period

Appendix: Non-GAAP Financial Information

WSFS Financial Corporation

(dollars in thousands)	For the year ended December 31, 2010	2011	2012	2013
Net Income (GAAP)	$ 14,117	$ 22,677	$ 31,311	$ 46,882
Adj: Plus/(less) core (after-tax)[1]	420	(2,664)	(11,546)	(4,290)
Adjusted net income (non-GAAP)	$ 14,537	$ 20,013	$ 19,765	$ 42,592
Average Assets	$ 3,796,166	$ 4,070,896	$ 4,267,358	$ 4,365,389
GAAP ROA	0.37%	0.56%	0.73%	1.07%
Core ROA (non-GAAP)	0.38%	0.49%	0.46%	0.98%

(dollars in thousands)	For the year ended December 31, 2014	2015	2016	2017
Net Income (GAAP)	$ 53,757	$ 53,533	$ 64,080	$ 50,244
Adj: Plus/(less) core (after-tax)[1]	(4,632)	4,407	4,323	32,597
Adjusted net income (non-GAAP)	$ 49,125	$ 57,940	$ 68,403	$ 82,841
Average Assets	$ 4,598,121	$ 5,074,129	$ 6,042,824	$ 6,820,471
GAAP ROA	1.17%	1.05%	1.06%	0.74%
Core ROA (non-GAAP)	1.07%	1.14%	1.13%	1.21%

(dollars in thousands)	For the year ended December 31, 2018	2019	2020	2021
Net Income (GAAP)	$ 134,743	$ 148,809	$ 114,774	**$ 271,442**
Adj: Plus/(less) core (after-tax)[1]	(20,436)	36,295	(18,126)	**(2,893)**
Adjusted net income (non-GAAP)	$ 114,307	$ 185,104	$ 96,648	**$ 268,549**
Average Assets	$ 7,014,447	$ 11,477,856	$ 13,148,317	**$ 14,903,920**
GAAP ROA	1.92%	1.30%	0.87%	**1.82%**
Core ROA (non-GAAP)	1.63%	1.61%	0.74%	**1.80%**

[1] For details on our core adjustments for full-year 2010 through 2021 refer to each years' respective fourth quarter Earnings Release filed at Exhibit 99.1 on Form 8-K

27

28 Appendix: Non-GAAP Financial Information 1 Completed on a fully tax-equivalent basis For the year ended December 31, (dollars in thousands) 2017 2018 2019 2020 2021 Net interest income (as reported) $ 221,271 $ 246,474 $ 444,948 $ 465,955 $ 433,649 Adj: Tax-equivalent income 2,991 1,360 1,215 1,151 1,000 Core net interest income1 (non-GAAP) $ 224,262 $ 247,834 $ 446,163 $ 467,106 $ 434,649 Noninterest income (as reported) $ 124,644 $ 162,541 $ 188,109 $ 201,025 $ 185,480 Adj: Securities gains (1,984) (21) (333) (9,076) (331) Adj: Realized (gain) loss on sale of equity investment, net - (3,757) - (22,052) 706 Adj: Unrealized gain on equity investment, net - (20,745) (26,175) (761) (5,141) Core fee revenue (non-GAAP) $ 122,660 $ 138,018 $ 161,601 $ 169,136 $ 180,714 Core net revenue (non-GAAP) $ 343,931 $ 384,492 $ 606,549 $ 635,091 $ 614,363 Core net revenue (non-GAAP)(tax-equivalent) $ 346,922 $ 385,852 $ 607,764 $ 636,242 $ 615,363 Core fee revenue % (non-GAAP)(tax-equivalent) 35.4% 35.8% 26.6% 26.6% 29.4%

29 Stockholders or others seeking information regarding the Company may call or write: WSFS Financial Corporation Investor Relations WSFS Bank Center 500 Delaware Avenue Wilmington, DE 19801 302-504-9857 stockholderrelations@wsfsbank.com www.wsfsbank.com Rodger Levenson Chairman, President and CEO 302-571-7296 rlevenson@wsfsbank.com Dominic C. Canuso EVP and Chief Financial Officer 302-571-6833 dcanuso@wsfsbank.com